EX-99. CERT
CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jessica Tan, President (principal executive officer) of iShares Trust, certify that:
1.

I have reviewed this report on Form N-CSR of iShares Trust for the following forty-three series: iShares Climate Conscious & Transition MSCI USA ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Japan ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF, iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Growth ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG Aware MSCI USA Value ETF, iShares ESG MSCI EM Leaders ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Multisector Tech ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Denmark ETF, iShares MSCI Emerging Markets Quality Factor ETF, iShares MSCI Emerging Markets Value Factor ETF, iShares MSCI Finland ETF, iShares MSCI Global Quality Factor ETF, iShares MSCI Global Sustainable Development Goals ETF, iShares MSCI India ETF, iShares MSCI India Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF, iShares MSCI Japan Value ETF, iShares MSCI Kuwait ETF, iShares MSCI New Zealand ETF, iShares MSCI Norway ETF, iShares MSCI Peru and Global Exposure ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF, iShares MSCI UAE ETF, iShares MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF, iShares MSCI USA Small-Cap Quality Factor ETF, iShares MSCI World Small-Cap ETF, iShares Paris-Aligned Climate Optimized MSCI USA ETF, and iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
d)

disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5.

The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):
a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.
Date: October 21, 2026
/s/ Jessica Tan___________
Jessica Tan
President (principal executive officer) of
iShares Trust

EX-99. CERT
CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Trent Walker, Treasurer and Chief Financial Officer (principal financial officer) of iShares Trust, certify that:
1.

I have reviewed this report on Form N-CSR of iShares Trust for the following forty-three series: iShares Climate Conscious & Transition MSCI USA ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Japan ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF, iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Growth ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG Aware MSCI USA Value ETF, iShares ESG MSCI EM Leaders ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Multisector Tech ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Denmark ETF, iShares MSCI Emerging Markets Quality Factor ETF, iShares MSCI Emerging Markets Value Factor ETF, iShares MSCI Finland ETF, iShares MSCI Global Quality Factor ETF, iShares MSCI Global Sustainable Development Goals ETF, iShares MSCI India ETF, iShares MSCI India Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF, iShares MSCI Japan Value ETF, iShares MSCI Kuwait ETF, iShares MSCI New Zealand ETF, iShares MSCI Norway ETF, iShares MSCI Peru and Global Exposure ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF, iShares MSCI UAE ETF, iShares MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF, iShares MSCI USA Small-Cap Quality Factor ETF, iShares MSCI World Small-Cap ETF, iShares Paris-Aligned Climate Optimized MSCI USA ETF, and iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
d)

disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5.

The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):
a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.
Date: October 21, 2026
/s/ Trent Walker_________
Trent Walker
Treasurer and Chief Financial Officer (principal financial officer) of
iShares Trust